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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 18, 2003

                             UNITED NATIONAL BANCORP
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                   New Jersey
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

       000-16931                                          22-2894827
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(Commission file number)                      (IRS employer identification no.)

         1130 Route 22 East, Bridgewater, New Jersey         08807-0010
         --------------------------------------------------------------
           (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (908) 429-2200
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Item 5. Other Information

         United National Bancorp issued a press release announcing the declaration of a quarterly dividend. A copy of the press release is attached as
Exhibit 99.1 to this report.

                                        2




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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                 UNITED NATIONAL BANCORP

Dated: June 18, 2003                By: /s/ Thomas C. Gregor
                                     -----------------------------------------
                                     Thomas C. Gregor, Chairman, President and
                                     Chief Executive Officer

Dated: June 18, 2003                By: /s/ Alfred J. Soles
                                     ------------------------------------------
                                     Alfred J. Soles, Senior Vice President and
                                     Chief Financial Officer

                                        3




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                                INDEX TO EXHIBITS

EXHIBIT NO.                DESCRIPTION

  99.1            Press Release dated June 18, 2003.